Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events:

(a)	Quarterly Series A Preferred unit cash distribution: On January 20, 2023, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from November 12, 2022 to February 11, 2023. The cash distribution was paid on February 13, 2023, to all Series A preferred unitholders of record as of February 6, 2023.

(b)	Quarterly Series B Preferred unit cash distribution: On January 31, 2023, the Partnership’s Board of Directors declared a cash distribution of $0.546875 per unit on its Series B Preferred Units for the period from November 22, 2022 to February 21, 2023. The cash distribution was paid on February 22, 2023, to all Series B preferred unitholders of record as of February 15, 2023.

(c)	Partial Prepayment of the $675 Million Credit Facility: On March 27, 2023 the Partnership obtained approval from all Lenders of the $675 Million Credit Facility for the following:
(i)	to make a voluntary prepayment of $31.3 million, which was effected on March 27, 2023, following the release of the funds standing to the credit of the Cash Collateral Account, which was presented as Non- current Restricted Cash in the Consolidated Balance Sheet as of December 31, 2022. This amount was applied in inverse order of maturity of the $675 Million Credit Facility by reducing the balloon payment;
(ii)	the removal of the requirement for the maintenance of $31.3 million in the Cash Collateral Account.
(d)	Quarterly Series A Preferred unit cash distribution: On April 20, 2023, the Partnership’s Board of Directors declared a cash distribution of $0.5625 per unit on its Series A Preferred Units for the period from February 12, 2023 to May 11, 2023. The cash distribution is payable on May 12, 2023, to all Series A preferred unitholders of record as of May 5, 2023.